May 1, 2023
Summary
Prospectus
Victory Global Energy Transition Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
RSNRX	RGNCX	—	RSNKX	—	RSNYX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You may also obtain this information at no cost by calling 800-539-FUND (800-539-3863) or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
800-539-FUND (800-539-3863)

Victory Global Energy Transition Fund Summary
Investment Objective
The Victory Global Energy Transition Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 20 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.28%	0.64%	0.82%	0.19%
Total Annual Fund Operating Expenses	1.53%	2.64%	2.32%	1.19%
Fee Waiver/Expense Reimbursement[3]	(0.05)%	(0.36)%	(0.46)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.48%	2.28%	1.86%	1.15%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.48%, 2.28%, 1.86%, and 1.15% of the Fund’s Class A, Class C, Class R, and Class Y shares, respectively, through at least April 30, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in

Victory Global Energy Transition Fund Summary
place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,026	$1,357	$2,290
Class C	$331	$786	$1,368	$2,676
Class R	$189	$680	$1,199	$2,621
Class Y	$117	$374	$650	$1,440
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$231	$786	$1,368	$2,676
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests, under normal circumstances, at least 80% of its assets in securities of companies that SailingStone Capital Partners LLC (“SailingStone”), the Fund’s sub-adviser, considers to be principally engaged in natural resources industries that will be required for the Energy Transition. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.
The Fund considers the “Energy Transition” to mean efforts designed to develop energy systems with zero carbon emissions and expand access to affordable, sustainable energy services around the world. To pursue this strategy, the Fund will invest in companies in the Energy Transition-related natural resource industries, i.e., companies that provide the raw materials and infrastructure necessary to create energy systems with a net zero greenhouse gas emission profile.
SailingStone seeks to identify companies that, over a market cycle for commodity prices, have the potential to provide favorable long-term investment performance in any of the natural resources industries that SailingStone believes will be required for the Energy Transition.
Generally, SailingStone seeks companies involved in one of three energy systems, each of which it believes will be required to achieve the Energy Transition:
◼
renewable energy coupled with long-term storage for future use;
◼
blue hydrogen with associated carbon capture and sequestration; and
◼
conventional zero emission energy sources such as geothermal, nuclear, and hydro.
In evaluating investments for the Fund, SailingStone will consider whether or not a given commodity or industry fits within the Energy Transition framework described above. Certain industries with

Victory Global Energy Transition Fund Summary
products or services that are not compatible with the Energy Transition (for example, oil production, oil refining, and coal mining) are excluded.
SailingStone also conducts fundamental analysis focused on various factors, including the supply cost curve of a given commodity, and seeks to identify projects or assets (referred to as “advantaged assets”) that are favorably positioned along that curve. Once it has identified what it believes are advantaged assets, SailingStone seeks to invest in “advantaged producers” of those assets whose competitive advantage SailingStone believes will lead to higher returns on capital relative to their cost of capital and the returns of other producers. SailingStone seeks to identify a broad array of advantaged producers across many different commodities and related services.
Companies in the Energy Transition-related natural resources industries supply critical input materials for or own infrastructure that will be key to enabling that broader objective of decarbonization. These industries include companies that are considered to be principally engaged in the discovery, development, production, or distribution of natural resources central to or required for the Energy Transition; the development of infrastructure and technologies for the production, transportation, storage, or efficient use /reuse of those natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, natural gas, geothermal energy, uranium, lithium, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities as well as pipelines, carbon capture, and sequestration assets and other related services.
A particular company will be considered to be principally engaged in natural resources industries that are central to or required for the Energy Transition if at the time of the Fund’s investment at least 50% of the company’s assets, gross income, cash flow, or net profits are committed to, or derived from, those industries that provide the raw materials or services necessary to enable the Energy Transition.
SailingStone regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because of valuation; however, there are a number of other reasons that could result in a position being reduced or sold. These include (1) a poor capital allocation decision, (2) a change in project economics and/or a change in the supply cost curve, (3) a change in legal frameworks, government policy, regulation, or other external factors, (4) a change in balance sheet risk, (5) a change in management or management execution, and (6) a change in governance practices.
The Fund normally will invest 40% or more of its total assets in securities of companies that are economically tied to at least three countries other than the United States. The Fund may invest in companies that are domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.
The Fund’s portfolio does not attempt to replicate the commodity exposures of broad natural resources equity indices or replicate (or approximate) any index return. As a result, the representations of the various industries in the Fund’s portfolio likely will differ significantly from the representations of those same industries in any one or more natural resources equity indices, and the Fund’s investment performance likely will differ, at times substantially, from that of such indices. From time to time, the Fund may make investments in private placements. In addition, the Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.
The Fund expects to concentrate its investments in companies in the natural resource industries. The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers. The Fund likely will hold a more limited number of securities than many other mutual funds.

Victory Global Energy Transition Fund Summary
The Fund’s investment team currently expects that the Fund typically will hold between 15 and 30 securities positions.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Natural Resources Investment Risk — Investment in companies in natural resources industries (including those in the energy sector) can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Any extended period of reduced (or negative) prices for various natural resources may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. Investments in interests in gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships (“MLPs”), which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.
Non-Diversified Risk — A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
Concentration Risk — Concentrating investments in the natural resources industries increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the industries. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund’s cash position or cash requirements to exceed normal levels.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their

Victory Global Energy Transition Fund Summary
domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Smaller-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller-market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Cash Position Risk — To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.
Private Placement Risk — A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory Global Energy Transition Fund Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class A, C, R, and Y shares prior to July 30, 2016, reflects the historical performance of, respectively, the Class A, C, K, and Y shares of the RS Global Natural Resources Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by SailingStone) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	74.49%	June 30, 2020
Lowest Quarter	-54.38%	March 31, 2020

Victory Global Energy Transition Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS A Before Taxes	27.24%	3.94%	-1.16%
CLASS A After Taxes on Distributions	27.28%	3.98%	-1.46%
CLASS A After Taxes on Distributions and Sale of Fund Shares	16.57%	3.13%	-0.90%
CLASS C Before Taxes	32.94%	4.34%	-1.20%[1]
CLASS R Before Taxes	34.44%	4.79%	-0.93%
CLASS Y Before Taxes	35.46%	5.52%	-0.24%
Indices
MSCI World Commodity Producers Index reflects no deduction for fees, expenses or taxes	32.13%	7.28%	3.90%
S&P North American Natural Resources Sector Index reflects no deduction for fees, expenses, or taxes	34.07%	7.13%	4.05%
S&P 500® Index reflects no deduction for fees, expenses, or taxes	-18.11%	9.42%	12.56%
1
Class C shares of the Fund will automatically convert into Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc.
Investment Sub-Adviser
SailingStone Capital Partners LLC (“SailingStone”)
Portfolio Managers
	Title	Tenure with the Fund
MacKenzie B. Davis	Managing Partner, SailingStone	Since 2005
Kenneth L. Settles Jr.	Managing Partner, SailingStone	Since 2007
Brian Lively	Partner, SailingStone	Since 2020

Victory Global Energy Transition Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	None	$1,000,000
Minimum Subsequent Investments	$50	$50	None	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
VF-RS-GET-SUMPRO (05/23)